Leases - Cash Flow (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating and finance leases	$ 31	$ 30	$ 29
Financing cash flows from finance leases	6	8	9
ROU assets obtained in exchange for lease obligations (net of early terminations)
Operating leases	24	7	7
Finance leases	$ 7	$ 0	$ 3